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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  September 27, 1996
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                             GLOBAL OUTDOORS, INC.
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             (Exact name of Registrant as specified in its charter)




           Alaska                        0-17287                33-0074499
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(State or other jurisdiction of        (Commission           (IRS Employer
 incorporation or organization)        File Number)      Identification Number)




                     43445 Business Park Drive, Suite 113
                          Temecula, California 92590
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            (Address and zip code of principal executive offices)



                                (909) 699-4749
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             (Registrant's telephone number, including area code)



                                Not Applicable
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        (Former name or former address, if changes since last report)



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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not Applicable.


ITEM 5.  OTHER EVENTS.

         News Release to be issued on September 27, 1996, attached hereto, and incorporated herein by this reference.


ITEM 6.  RESIGNATIONS OF THE REGISTRANT'S DIRECTORS.

         Not Applicable.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 99 -- News Release.


ITEM 8.  CHANGE IN FISCAL YEAR.

         Not Applicable.



                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             GLOBAL OUTDOORS, INC.
                                             (Registrant)


Date:  September 27, 1996                    By:  /s/ RICHARD K. DICKSON II
                                                  ---------------------------
                                                      Richard K. Dickson II,
                                                      Senior Vice President




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